UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2010
DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53577	03-0606420

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27680 Franklin Road Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 223-9160
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On February 5, 2010, Diversified Restaurant Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K to report that, among other things, the Company had, through its wholly-owned subsidiary AMC Wings, Inc. (“Wings”), acquired nine affiliated Buffalo Wild Wings restaurants (the “Affiliated Restaurants” or “AMC Managed Affiliates Group”) pursuant to the terms of various Purchase Agreements by and between the Company and each of the Affiliated Restaurants, effective as of February 1, 2010.
On April 6, 2010, the Company filed an Amendment No. 1 on Form 8-K/A to amend and supplement Item 9.01 of the Form 8-K filed on February 5, 2010 to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01.
On October 22, 2010, the Company filed Amendment No. 2 on Form 8-K/A to amend the previously filed Exhibit 99.2, Unaudited Pro Forma Consolidated Balance Sheet (“Pro Forma Balance Sheet”) and Statement of Operations (“Pro Forma Income Statement”) of Diversified Restaurant Holdings, Inc. and AMC Managed Affiliates Group (the “Pro Forma Statements”) to include the impact of $3,134,790 of promissory notes (the “Notes”) that were issued to fund the acquisition of the AMC Managed Affiliates Group.
This Amendment No. 3 on Form 8-K/A further amends the Pro Forma Statements included in Exhibit 99.2 to report the impact of the Notes as a pro forma adjustment as opposed to a historical financial statement adjustment.
Thus, in the Pro Forma Statements attached hereto, the following items on the Pro Forma Balance Sheet have been moved from the column entitled “AMC Managed Affiliates Group” to the column entitled “Pro Forma Adjustments” when compared to the Pro Forma Balance Sheet attached to Amendment No. 2:
•	$522,465 of current debt
•	$2,612,325 of long-term debt
•	$3,134,790 of retained earnings
The Pro Forma Income Statement included in Exhibit 99.2 attached hereto has been included for ease of reference, but is not impacted by this Amendment No. 3.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
Audited Financial Statements for the AMC Managed Affiliates Group for the Years Ended December 31, 2009 and December 31, 2008*
(b) Pro Forma Financial Information
Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of Diversified Restaurant Holdings, Inc. and AMC Managed Affiliates Group.
(c) Not applicable

(d) The following exhibits are included with this Report.
Exhibit 99.1	Audited Financial Statements for the AMC Managed Affiliates Group for the Years Ended December 31, 2009 and December 31, 2008*
Exhibit 99.2	Restated Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of Diversified Restaurant Holdings, Inc. and AMC Managed Affiliates Group

*	Incorporated by reference from Exhibit 99.1 attached to the Company’s current report on Form 8-K/A filed with the Securities and Exchange Commission on April 19, 2010.
SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: December 10, 2010	By:	/s/ David G. Burke
		Name:	David G. Burke
		Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

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